UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2019

Lumber Liquidators Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33767 (Commission File Number)	27-1310817 (IRS Employer Identification No.)

3000 John Deere Road, Toano, Virginia 23168

(Address of Principal Executive Offices) (Zip Code)

(757) 259-4280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 18, 2019, Lumber Liquidators Holdings, Inc. issued a press release announcing certain financial and operating results for the quarter and full year ended December 31, 2018. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Martin D. Agard, the Company’s Chief Financial Officer, will resign from the Company effective April 5, 2019, to pursue a new opportunity outside the Company in Florida. Mr. Agard has been the Company’s Chief Financial Officer since September 2016 and has been instrumental in assisting in the rebuilding of the Company’s finance function.

On March 15, 2019, the Board of Directors of the Company appointed Timothy J. Mulvaney, currently the Company’s Chief Accounting Officer, as Interim Chief Financial Officer, effective April 5, 2019. Mr. Mulvaney will continue to serve as the Company’s Chief Accounting Officer. Mr. Mulvaney, 50, has been the Company’s Chief Accounting Officer since June 2017. Mr. Mulvaney is a certified public accountant and spent 20 years in various financial roles with Media General, Inc., a communications company that was acquired by Nexstar Broadcasting Group, Inc. in May 2017. From 2012-2017, Mr. Mulvaney served as Media General's Controller and Chief Accounting Officer through the acquisition of Media General by Nexstar. Prior to joining Media General, Mr. Mulvaney spent six years at Ernst & Young LLP. Mr. Mulvaney holds a B.B.A. — Accounting from the College of William & Mary.

In connection with Mr. Mulvaney’s appointment as Interim Chief Financial Officer, Mr. Mulvaney will receive an increase in annual base salary to $350,000, a proposed equity award of $200,000 payable three business days after the release of second quarter earnings and a retention bonus of $100,000 if named as the Company’s permanent Chief Financial Officer. In addition, the Company and Mr. Mulvaney entered into a severance agreement. The terms of the severance agreement are substantially similar to the terms of the severance agreements entered into by the Company and certain officers of the Company on July 26, 2018 and described in Item 5.02 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 28, 2018, which description is incorporated herein by reference. This description is not purported to be complete and is qualified in its entirety by reference to the full text of the severance agreement, including the non-compete agreement that is attached as an appendix to the severance agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT	DESCRIPTION

99.1	Press Release, dated March 18, 2019 (furnished, not filed).

10.1	Severance Agreement, dated as of March 15, 2019, between the Company and Timothy J. Mulvaney.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2019

LUMBER LIQUIDATORS HOLDINGS, INC.

By:	/s/ M. Lee Reeves
M. Lee Reeves
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Press Release, dated March 18, 2019 (furnished, not filed)

10.1	Severance Agreement, dated as of March 15, 2019, between the Company and Timothy J. Mulvaney.